Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Statement of Comprehensive Income [Abstract]
NET INCOME	$ 5,065	$ 5,134	$ 5,612
OTHER COMPREHENSIVE INCOME (LOSS):
Unrealized gain (loss) from available-for-sale securities	0	(73)	63
Translation adjustments	(7)	0	0
Total other comprehensive income (loss)	(7)	(73)	63
TOTAL COMPREHENSIVE INCOME	$ 5,058	$ 5,061	$ 5,675